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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2007

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                  001-16855                 98-0362785
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              P.O. Box HM 2939
  Crown House, Second Floor, 4 Par-la-Ville
                    Road
                Hamilton HM12
                   Bermuda                                        N/A
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Scottish Re Group Limited (the "Company") announced on July 6, 2007 that it had named Duncan Hayward, 42, its Chief Accounting Officer, effective as of July 6, 2007. Mr. Hayward and Scottish Re Holdings Limited, the Company's UK subsidiary, entered into an employment agreement on June 7, 2006 for Mr. Hayward to serve as the Chief Financial Officer of the Company's international segment. This employment agreement remains in effect. Mr. Hayward's employment agreement may be terminated by either party by providing 6 months written notice and Scottish Re Holdings Limited may terminate Mr. Hayward's employment without notice under certain appropriate circumstances including gross miscounduct, gross incompetence and/or gross negligence. Pursuant to Mr. Hayward's employment agreement, as revised, he is paid a base salary of (pound)180,000 and is eligible to participate in the Company's bonus scheme.

     Mr. Hayward also serves as the Chief Financial Officer of the Company's international segment as he has since August of 2006. From 2003 until joining the Company in 2006, Mr. Hayward worked for Swiss Re Life & Health Zurich where he was responsible for running the Finance and Administration teams for the Asian, Central European and Latin American life reinsurance businesses. From 1997 until 2003, he was with Royal&SunAlliance in a group finance role. Prior to that time, Mr. Hayward was with PricesWaterhouseCoopers in the Insurance Audit Group. Additional information regarding Mr. Hayward's appointment is set forth in the press release which is filed as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1    Press Release issued by Scottish Re Group Limited on July 6, 2007.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                              By: /s/ Paul Goldean
                                 -------------------------------------------
                                 Paul Goldean
                                 President and Chief Executive Officer



Dated:  July 9, 2007



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                                INDEX TO EXHIBITS

Number      Description
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99.1        Press Release issued by Scottish Re Group Limited on July 6, 2007.





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